59089  2/00
Prospectus Supplement
dated February 7, 2000 to:
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PUTNAM STRATEGIC INCOME FUND
to Prospectus dated July 30, 1999

The second paragraph under the heading "Who manages the fund?" is replaced with the following:

The following officer and the Core Fixed Income Team of Putnam Management have primary responsibility for the day-to-day management of the fund's portfolio. Mr. Prusko's length of service to the fund and his experience as a portfolio manager or investment analyst over at least the last five years are shown.

Manager                  Since    Experience
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James M. Prusko          2000     1992-Present     Putnam Management
Senior Vice President
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